EXHIBIT 23.1
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                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-65786, 333-39627, 333-34312, 333-57244, 333-84312 and 333-104011 of Datawatch
Corporation on Form S-8 of our report dated December 23, 2003, appearing in the Annual Report on Form 10-K of Datawatch Corporation for the year ended September 30, 2003.


/s/ Deloitte & Touche LLP
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Boston, Massachusetts
December 23, 2003